UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2004


                         AMERICAN CONSTRUCTION COMPANY.
               (Exact Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
         Nevada                      333-105903                  412079252
(State of Jurisdiction of      (Commission File Number)        (IRS Employer
     Incorporation)                                          Identification No.)


4340 East Charleston Avenue, Phoenix, Arizona                        85032
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                        (Zip Code)


                              Incorp Services Inc.
                             6075 S. Eastern Avenue
                     Suite 1, Las Vegas, Nevada, 89119-3146
                               Tel: (702) 866-2500
--------------------------------------------------------------------------------
           (Name, address and telephone number for Agent for Service)

                                 (480) 695-7283
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Section 2 -- Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

As used in this report, the terms "we", "us", "our" or "the Registrant" refer to American Construction Company, a Nevada corporation.

As previously disclosed in our current report on Form 8-K filed with the Commission on October 19, 2004, we have entered into an Agreement and Plan of Merger dated as of October 14, 2004 (the "Agreement") with General Steel Investment Co., Ltd., a British Virgin Islands limited liability corporation ("General Steel"), as the parent and management company of Tianjin Da Qiu Zhuang Metal Sheet Co., Ltd., a People's Republic of China limited liability corporation ("DQ"), both privately-held corporations. The Agreement has been filed as an exhibit to our October 19 current report on Form 8-K.

The pro forma financial information of the Registrant was not available at the time of filing of our October 19 current report on Form 8-K. The purpose of this current report is to provide the pro forma financial information for American Construction Company, consistent with our October 19 current report on Form 8-K.


                 Section 9 -- Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         (a)  Financial Statements of the Business Acquired:

Audited Financial Statements and notes to the Financial Statements of General Steel Investments Co., Ltd. for the Years ended December 31, 2003 and 2002.

Unaudited Financial Statements and notes to financial statement of General Steel Investments Co., Ltd. for the nine months ended September 30, 2004.

         (b) Pro Forma Financial Information.

Unaudited proforma consolidated balance sheets at December 31, 2003.

Unaudited proforma consolidated statements of operations for the years ended December 31, 2003 and 2002.

Unaudited proforma consolidated balance sheets at September 31, 2004.

Unaudited proforma consolidated statement of operations for the nine months ended September 30, 2004 and 2003.

         (c) Exhibits.

Exhibit 23 - Consent of Independent Accountants

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
American Construction Company
And Subsidiary

We have audited the accompanying balance sheets of American Construction Company. and subsidiary as of December 31, 2003 and 2002, and the related statements of operations and other comprehensive income, shareholders' equity and cash flows for years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Steel Investment Co., Ltd. and subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




March 7, 2004, except for Note 12,
  As to which the date is June 24, 2004
Walnut, California


                AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2003 AND 2002

                                     ASSETS
                                     ------

                                                                              2003            2002
                                                                          ------------    ------------
CURRENT ASSETS:
    Cash                                                                  $  1,606,704    $  2,743,056
    Restricted cash                                                          2,096,370       2,149,600
    Accounts Receivable, net of allowance for doubtful
      accounts of $1,043 and $4,682 as of 2003 and 2002, recpectively          455,641       1,555,965
    Note receivables                                                         1,188,854
    Other receivables - related parties                                        459,800         459,800
    Other receivables                                                          328,271       2,518,421
    Inventories                                                              4,801,915       4,092,192
    Advances on inventory purchases - related parties                        1,021,824       4,258,829
    Advances on inventory purchases                                          7,831,480       1,510,191
    Short-term investment                                                       12,100          12,100
                                                                          ------------    ------------
      Total current assets                                                  19,802,959      19,300,154
                                                                          ------------    ------------

PLANT AND EQUIPMENT, net                                                    15,064,160      13,299,060
                                                                          ------------    ------------

OTHER ASSETS:
    Intangible assets - land use right, net of accumulated amortization      2,564,369         758,267
                                                                          ------------    ------------

        Total assets                                                      $ 37,431,488    $ 33,357,481
                                                                          ============    ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                      $  1,378,484    $    434,905
    Short term loans - bank                                                 13,806,100      10,623,800
    Short term notes payable                                                 6,709,450       4,518,140
    Other payables - related party                                                --         1,414,526
    Accrued liabilities                                                        268,964       1,355,774
    Customer deposits                                                          914,160       2,615,027
    Deposits due to sales representatives                                      862,730       1,226,940
    Taxes payable                                                            1,655,842         890,744
                                                                          ------------    ------------
      Total current liabilities                                             25,595,730      23,079,856
                                                                          ------------    ------------

MINORITY INTEREST                                                            3,550,728       3,083,288
                                                                          ------------    ------------

SHAREHOLDERS' EQUITY:
    Common stock, $1.00 par value, 50,000 shares authorized,
      10,000 shares issued and outstanding                                      10,000          10,000
    Paid-in-capital                                                          6,892,258       6,892,258
    Retained earnings                                                        1,392,772         302,079
    Stock receivable                                                           (10,000)        (10,000)
                                                                          ------------    ------------
      Total shareholders' equity                                             8,285,030       7,194,337
                                                                          ------------    ------------
        Total liabilities and shareholders' equity                        $ 37,431,488    $ 33,357,481
                                                                          ============    ============



The accompanying notes are an integral part of this statement.

               AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

      CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002





                                                        2003           2002
                                                    ------------   ------------

SALES REVENUE                                       $ 56,482,398   $ 44,468,081

COST OF SALES                                         52,804,197     41,327,984
                                                    ------------   ------------

GROSS PROFIT                                           3,678,201      3,140,097

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES          1,532,033      1,539,325
                                                    ------------   ------------

INCOME FROM OPERATIONS                                 2,146,168      1,600,772

OTHER INCOME (EXPENSES), NET                             179,396       (611,203)
                                                    ------------   ------------

INCOME BEFORE PROVISION FOR INCOME TAX
     AND MINORITY INTEREST                             2,325,564        989,569

PROVISION FOR INCOME TAXES                               767,431        337,178
                                                    ------------   ------------

NET INCOME BEFORE MINORITY INTEREST                    1,558,133        652,391

MINORITY INTEREST                                        467,440        195,718
                                                    ------------   ------------

NET INCOME                                             1,090,693        456,673

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                 --             --
                                                    ------------   ------------

COMPREHENSIVE INCOME                                $  1,090,693   $    456,673
                                                    ============   ============








The accompanying notes are an integral part of this statement.


                    AMERICAN CONSTRUCTION COMPANY SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                  Number           Common          Paid-in         Statutory
                                                of shares          stock           capital         reserves
                                              -------------    -------------    -------------    -------------
BALANCE, January 1, 2002 stated in
   in accordance with acquisition agreement
   described in note 1                               10,000    $      10,000    $   6,892,258    $        --
   Net income                                          --               --               --               --
                                              -------------    -------------    -------------    -------------
BALANCE, December 31, 2002                           10,000           10,000        6,892,258

   Net income                                          --               --               --               --
                                              -------------    -------------    -------------    -------------
BALANCE, December 31, 2003                           10,000    $      10,000    $   6,892,258    $        --
                                              =============    =============    =============    =============

                                                                                 Accumulated
                                                                                    other
                                                Retained          Stock         comprehensive
                                                earnings        receivable      income (loss)       Totals
                                              -------------    -------------    -------------    -------------
BALANCE, January 1, 2002 stated in
   in accordance with acquisition agreement
   described in note 1                        $    (154,594)   $     (10,000)   $        --      $   6,737,664
   Net income                                       456,673             --               --            456,673
                                              -------------    -------------    -------------    -------------
BALANCE, December 31, 2002                          302,079          (10,000)            --          7,194,337

   Net income                                     1,090,693             --               --          1,090,693
                                              -------------    -------------    -------------    -------------
BALANCE, December 31, 2003                    $   1,392,772    $     (10,000)   $        --      $   8,285,030
                                              =============    =============    =============    =============



















The accompanying notes are an integral part of this statement.


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                    2003           2002
                                                                -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                  $ 1,090,693    $   456,673
    Adjustments to reconcile net income to cash
      provided by (used in) operating activities:
        Minority Interest                                           467,440        195,718
        Depreciation                                                916,003        862,500
        Amortization                                                 96,800         96,800
      (Increase) decrease in assets:
        Accounts receivable                                       1,100,324        686,508
        Other receivables                                         2,190,150       (464,617)
        Inventories                                                (709,723)        80,241
        Purchase deposits-related party                           3,237,005        588,876
        Deposits                                                 (6,321,289)       899,055
      Increase (decrease) in liabilities:
        Accounts payable                                            943,579       (685,428)
        Other payables-related party                             (1,414,526)    (1,823,669)
        Accrued liabilities                                      (1,086,810)      (556,416)
        Customer deposit                                         (1,700,867)     1,551,742
        Deposits due to sales representatives                      (364,210)      (242,000)
        Taxes payable                                               765,098        505,554
                                                                -----------    -----------
          Net cash (used in) provided by operating activities      (790,333)     2,151,537
                                                                -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    (Increase) decrease in notes receivable                      (1,188,854)        78,650
    Increase in short term investment                                  --          (12,100)
    Purchase of fixed assets                                     (2,681,103)      (178,381)
    Increase of land use right                                   (1,902,902)          --
                                                                -----------    -----------
          Net cash used in investing activities                  (5,772,859)      (111,831)
                                                                -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
    (Payments) borrowings on short term loans - bank              3,182,300        (48,400)
    Borrowings (payments) on short term notes payable             2,191,310       (225,060)
                                                                -----------    -----------
          Net cash provided by (used in) financing activities     5,373,610       (273,460)
                                                                -----------    -----------

(DECREASE) INCREASE IN CASH                                      (1,189,582)     1,766,246

CASH, beginning of year                                           4,892,656      3,126,410
                                                                -----------    -----------

CASH, end of year                                               $ 3,703,074    $ 4,892,656
                                                                ===========    ===========




The accompanying notes are an integral part of this statement.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 1 - Background

Background
----------

American Construction Company (referred to as the Company) was incorporated on November 28, 2003 in the territory of the British Virgin Islands. On June 22, 2004, the Company acquired 70% of Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (referred to as Daqiuzhuang Metal ) was established on August 18, 2000 in Jinghai county, Tianjin city, Hebei province, the People's Republic of China (PRC). The Articles of Corporation provides for a 10 year operating term beginning on August 18, 2000 with registered capital of $ 9,583,200. The Company is a Chinese registered limited liability company with a legal structure similar to a limited liability company organized under state laws in the United States of America. Tianjin Long Yu Trading Material Co., Ltd was the majority owner with 71% of ownership interest. Tianjin Long Yu Trading Material Co., Ltd was incorporated in 2000 in Tianjin Municipality, Daqiuzhuang County; P.R.C. Mr. Yu Zuo Sheng has 66.11% of ownership interest in Tianjin Long Yu Trading Material Co., Ltd.

During January 2004, upon the board directors' approval, Tianjin Long Yu Trading Material Co., Ltd and other minority shareholders sold their interests amounting to 70% to Yang Pu Capital Automotive Investment Limited. Yang Pu Capital Automotive Investment Limited is a Chinese registered limited liability company which is 100% indirectly owned by Mr. Yu Zuo Sheng.

On May 16, 2004, Company agreed to purchase Yang Pu's 70% equity interest in Daqiuzhuang Metal for the amount of 55.45 million RMB or approximately $6,709,450 USD. The entire purchase price will be required to be paid within one year of the new business license being issued which is June 25, 2004. Due to the common ownership by Mr. Yu Zuo Sheng in both General Steel Investment Co., Ltd and Yang Pu Capital Automotive Investment Limited, the Company's board of directors by board resolution dated May 16, 2004 has instructed Mr. Yu Zuo Sheng as the 99.9% shareholder of General Steel on behalf of the Company to remit the total purchase price to Yang Pu from his personal funds. Mr. Yu Zuo Sheng will receive no compensation for completing this transaction nor will General Steel reimburse Mr. Yu Zuo Sheng for the $6,709,450. As of September 30, 2004, Mr. Yu Zuo Sheng has paid the entire purchase price to Yang PU. Because the entities have essentially the same owner, Mr. Yu Zuo Sheng and the entities are under common control, the transfer of ownership is accounted for at historical costs under guidance of SFAS No. 141. The Company received a new business license certifying the new ownership structure as a Chinese Foreign Joint Venture on June 25, 2004.

The Company through its subsidiary Daqiuzhuang Metal principally engages in the manufacturing of hot roll carbon and silicon steel sheets which are mainly used on tractors, agricultural vehicles and in other specialty markets. The Company sells its products through both retailers and wholesalers.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies

Basis of presentation
---------------------

The consolidated financial statements of American Construction Company and subsidiary reflect the activities of its 70% owned subsidiary, Tianjin Daqiuzhuang Metal Sheet Co., Ltd. The consolidated financial statements have been presented as if the acquisition of the subsidiary occurred at the beginning of 2002 due to common management and ownership.

The consolidated financial statements generally reflect only the activities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd at its historical cost since the parent company, General Steel Investment Co., Ltd had no activities for the years ended December 31, 2003 and 2002, respectively.

Revenue recognition
-------------------

The Company recognizes revenue when the goods are delivered and title has passed. Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company's products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product.

Foreign currency translation
----------------------------

The reporting currency of the Company is the US dollar. The Company uses their local currency, Renminbi (RMB), as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the financial statements.

Plant and equipment, net
------------------------

Plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets with 3% residual value. The depreciation expense for the years ended December 31, 2003 and 2002 amounted to $916,003 and $862,500, respectively. Estimated useful lives of the assets are as follows:

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies, (continued)

Plant and equipment, net (continued)
------------------------------------
                                                        Estimated Useful Life
                                                        ---------------------
Buildings                                                     10-30 years
Machinery and equipment                                       8-15 years
Other equipment                                               5-18 years
Transportation Equipemnt                                      10-15 years

Construction in progress represents the costs incurred in connection with the construction of buildings or new additions to the Company's plant facilities. No depreciation is provided for construction in progress until such time as the relevant assets are completed and are ready for their intended use.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statements of operations. Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2003, the Company expects these assets to be fully recoverable.

Plant and equipment consist of the following at December 31:

                                                           2003          2002
                                                       -----------   -----------
Buildings and improvements                             $ 4,965,626   $ 3,391,811
Transportation equipment                                   627,870       764,422
Machinery                                               11,928,408    10,893,478
Others                                                     252,694        44,157
Construction in progress                                      --          48,346
                                                       -----------   -----------
              Totals                                    17,774,598    15,142,214
Less accumulated depreciation                            2,710,438     1,843,154
                                                       -----------   -----------
              Totals                                   $15,064,160   $13,299,060
                                                       ===========   ===========

Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements
-----------------------------------------

During June of 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations.

The Company has adopted FAS 141 and there has not been a significant impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. The Company has adopted FAS 142 and there has not been a significant impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers." This statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions.

FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and does not expect the impact of the fair market value requirement to have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports.

The Company will comply with this pronouncement beginning in 2003. The adoption of this statement is not expected to have a significant impact on the financial condition or results of operations of the Company.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN No. 46), which requires the consolidation of certain variable interest entities, as defined. FIN No. 46 is effective immediately for variable interest entities created after January 31, 2003, and on July 1, 2003 for investments in variable interest entities acquired before February 1, 2003; however, disclosures are required currently if a company expects to consolidate any variable interest entities.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

As the Company has no such variable interest entities, it does not believe that the adoption of FIN No. 46 will have an impact on its results of operations, financial position or cash flows.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative instruments and Hedging Activities" ("SFAS No. 149"). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. FASB No. 150 requires that those instruments entered into or modified after May 31, 2002, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this statement is not expected to have a material impact on the financial condition or results of operations of the Company.

Cash and concentration of risk
------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash (including restricted cash balances) in state-owned banks at December 31, 2003 and 2002 amounted to $3,703,074 and $4,892,656, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Restricted Cash
---------------

The Company through its bank agreements is required to keep certain amounts on deposit that are subject to withdrawal restrictions and these amounts are $2,096,370 and $2,149,600 as of December 31, 2003 and 2002, respectively.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Inventories
-----------

Inventories are stated at the lower of cost or market using the first-in first-out basis and consist of the following at December 31:


                                    2003           2002
                                ------------   ------------
Raw materials                   $  2,469,620   $  2,830,964
Finished goods                     2,332,295      1,261,228
                                ------------   ------------
      Totals                    $  4,801,915   $  4,092,192
                                ============   ============


The Company reviews its inventory annually for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. As of December 31, 2003 and 2002, the Company has determined that no reserves are necessary at year end.

Financial instruments
---------------------

Statement of Financial Accounting Standards No. 107 (SFAS 107), "Disclosures about Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company.

SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities and other payables to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

Accounts receivable, trade
--------------------------

The Company's business operations are conducted in the People's Republic of China. During the normal course of business, the Company extends unsecured credit to its customers. Management reviews its accounts receivable on a regular basis to determine if the bad debt allowance is adequate at each year-end. However, the Company records a provision for accounts receivable trade which ranges from 0.3% to 1.0% of the outstanding accounts receivable balance in accordance with generally accepted accounting principles in the PRC. The allowance for doubtful accounts as of December 31, 2003 and 2002 amounted to $1,043 and $4,682, respectively.

Other receivables
-----------------

Other receivables consist of various cash advances to the Company's unrelated companies and individuals which have business relationships with the Company. These amounts are unsecured, non-interest bearing and generally are short term in nature.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies, (continued)

Intangible assets
-----------------

All land in the People's Republic of China is owned by the government and cannot be sold to any individual or company. However, the government grants the user a "land use right" (the Right) to use the land. The Company has acquired land use rights during years ending 2000 and 2003 for a total amount of $2,870,902. The Company has the right to use this land for 50 years. At December 31, 2003 and 2002, accumulated amortization amounted to $306,533 and $209,733. The cost of the rights is being amortized over ten years using the straight-line method.

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2003, the Company expects these assets to be fully recoverable.

Total amortization expense for the years ended December 31, 2003 and 2002 amounted to $96,800 and $96,800 respectively.

Income taxes
------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred tax amounts at December 31, 2003 and 2002.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.

In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies, (continued)

Income taxes (continued)
------------------------

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Under the Income Tax Laws, the Company is generally subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on incomes reported in the statutory financial statements after appropriate tax adjustments, unless the enterprise is located in a specially designated region for which more favorable effective tax rates are applicable.

The provision for income taxes at December 31 consisted of the following:

                                             2003          2002
                                         -----------   -----------
Provision for China Income Tax           $   661,914   $   298,275
Provision for China Local Tax                105,517        38,903
                                         -----------   -----------
      Total provision for income taxes   $   767,431   $   337,178
                                         ===========   ===========


The following table reconciles the U.S. statutory rates to the Company's effective tax rate:

                                             2003          2002
                                         -----------   -----------
U.S. Statutory rates                          34.0 %        34.0 %
Foreign income not recognized in USA           (34.0)        (34.0)
China income taxes                              33.0          33.0
                                         -----------   -----------
      Totals                                  33.0 %        33.0 %
                                         ===========   ===========


Value Added Tax
---------------

Enterprises  or  individuals  who  sell   commodities,   engage  in  repair  and
maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company's finished products can be used to offset the VAT due on sales of the finished product.

Note 3 - Supplemental disclosure of cash flow information

Income taxes paid amounted to $428,117 and $193,847 for the years ended December 31, 2003 and 2002, respectively. Interest paid amounted to $748,829 and $782,718 for the years ended December 31, 2003 and 2002, respectively.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 4 - Note receivables

This amount represents trade accounts receivable due from various customers which the customers' bank has guaranteed payment of the receivable. This amount is non-interest bearing and is normally paid within three to six months. The Company has the ability to submit their request for payment to the customer's bank earlier than the scheduled payment date; however, the Company incurs interest and processing fee in such instances.

Note 5 - Advances on inventory purchases

Advances on inventory purchases including the related party purchases are monies advanced to vendors or related parties on inventory purchases. The inventory is normally delivered within one month after the monies has been advanced. The total amount outstanding at December 31 consisted of the following:

                                                           2003          2002
                                                       -----------   -----------
Advances on inventory purchases - related parties      $ 1,021,824   $ 4,258,829
                                                       ===========   ===========

Advances on inventory purchases                        $ 7,831,480   $ 1,510,191
                                                       ===========   ===========

Note 6 - Related party transactions

The following is a description of the individuals and companies discussed in the footnotes and their relationship to the Company.

Tianjin Long Yu Material Co., Ltd is a Chinese company which is 66.11% owned by our president Yu Zuo Sheng.

Tianjin Shengda Steel Co., and Shexian Shengda steel Co., are Chinese companies wholly owned by our president Yu Zuo Sheng directly and indirectly.

The Company has following transactions with its related party companies:

                                                       December 31   December 31
                                                           2003          2002
                                                       -----------   -----------
Other Receivables
Tianjin Shengda Steel Co.                              $   459,800   $   459,800
                                                       ===========   ===========

The Company has loaned monies to Tianjin Shengda Steel Co. This loan bears no interest and has no specific terms of repayment.


                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 6 - Related party transactions (continued)


Advances on inventory purchases
Shexian Shengda Steel Co                               $ 1,021,824   $ 4,258,829
                                                       ===========   ===========

Raw material purchases for the years
Shexian Shengda Steel Co                               $10,049,543   $ 6,894,906
                                                       ===========   ===========

Other payables
Tianjin Long Yu Material Co., Ltd                      $      --     $ 1,414,526
                                                       ===========   ===========


Tianjin Long Yu Material Co., Ltd. has loaned monies to the Company to fund operations. This loan bears no interest and has no specific terms of repayment.

Note 7 - Short term loans - bank

Short term loans payable represent amounts due to various banks and are due on demand or normally within one year. These loans can be renewed with the banks.
At December 31, the loans consisted of the following:

                                                                      2003          2002
                                                                  -----------   -----------

Loan from China Bank, JingHai Branch, due August 17, 2004
  and August 19, 2002, respectively. Monthly interest
  only payment at 6.372% per annum and 6.903% per
  annum, respectively, secured by equipment                       $   350,900   $   350,900

Loan from China Bank, JingHai Branch, due August 6, 2004
  and August 8, 2003, respectively. Monthly interest
  only payment at 6.372% per annum and 6.903% per
  annum, respectively, secured by property                            834,900       834,900

Loan from Agriculture Bank, DaQiuZhuang Branch, due
  November 13, 2004 and December 10, 2003, respectively
  Monthly interest only payment at 6.71184% per annum,
  guranteed by Tianjing ShengDa Steel Co.                             726,000       726,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due October
  21, 2004 and October 22, 2003, respectively. Monthly
  interest only payment at 6.62688% per annum
  secured by land use right and buildings                           2,783,000     2,783,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due July
  25, 2004 and August 16, 2003, respectively. Monthly
  interest only payment at 6.71184% per annum,
  guranteed by TianJin ShengDa Steel Co.                              484,000       484,000




                                       16

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 7 - Short term loans - bank (continued)

At December 31, the loans consisted of the following:


Loan from Agriculture Bank, DaQiuZhuang Branch, due March
  24, 2004 and March 29, 2003, respectively. Monthly interest only payment at 6.62683% per annum and 6.64812% per
  annum, respectively, secured by equipment                         1,210,000     1,210,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due
  May 19, 2004 and May 20, 2003, respectively. Monthly
  interest only payment at 6.62688% per annum,
  secured by equipment                                              3,025,000     3,025,000

Loan from Construction Bank of China, JinHai Branch, due August
  20, 2004 and September 18, 2003, respectively. Monthly
  interest only payment at 5.433% per annum and 5.499% per
  annum, respectively,secured by properties                         1,185,800     1,210,000

Loan from ShangHai PuFa Bank, due November 8, 2004
  Monthly interest only payment at 4.8675% per annum
  guranteed by Tianjin ShengDa Steel Co.                            2,420,000          --

Loan from Construction Bank of China, due November 11, 2004
  Monthly interest only payment at 6.371% per annum,
  guranteed by Tianjin ShengDa Steel Co.                              786,500          --
                                                                  -----------   -----------
                    Totals                                        $13,806,100   $10,623,800
                                                                  ===========   ===========


Note 8 - Short term notes payable

The Company has the following  short term notes payable  outstanding at December
31:

                                                            2003         2002
                                                         ----------   ----------
China Bank, Jing Hai Branch
  due between February and June 2004,
  transaction fee at 0.05%,
  restricted cash of 40% or 50% are required,
  secured by land and buildings                          $2,662,000   $2,444,200

Farmer's Bank
  due between April and July 2004,
  transaction fee at 0.05%,
  restricted cash of 50% is required,
  Daqiuzhuang Metal Sheet Co., Ltd guaranteed the
  difference between the cash amount deposited
  and the credit line amount                              1,603,250    1,573,000

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS




Note 8 - Short term notes payable (continued)

The Company has the following  short term notes payable  outstanding at December
31:

Daqiuzhuang Bank
  due between April and June 2004,
  transaction fee at 0.05%,
  restricted cash of 30% is required,
  Daqiuzhuang Metal Sheet Co., Ltd guaranteed the
  difference between the cash amount deposited
  and the credit line amount                                629,200      500,940

ShangHai PuFa Bank
  due in February 2004,
  transaction fee at 0.05%,
  restricted cash of 30% is required,
  Daqiuzhuang Metal Sheet Co., Ltd guaranteed the
  difference between the cash amount deposited
  and the credit line amount                              1,815,000         --

                                                         ----------   ----------
          Totals                                         $6,709,450   $4,518,140
                                                         ==========   ==========


Total interest expense for the years ending December 31, 2003 and 2002 on all debt amounted to $632,957 and $782,718, respectively.

Note 9 - Customer deposits

Customer deposits represent amounts advanced by customers on product orders. The product normally is shipped within six months after receipt of the advance payment and the related sale is recognized in accordance with the Company's revenue recognition policy. As of December 31, 2003 and 2002, customer deposits amounted to $914,160 and $2,615,027, respectively.

Note 10 - Deposits due to sales representatives

The Company has entered into agreements with various entities to act as the Company's exclusive sales agent in a specified area. These exclusive sales agents must meet certain criteria and are required to deposit a certain amount of money with the Company. In return the sales agents receive exclusive sales rights to a specified area and discounted prices on products they order. These deposits bear no interest and are required to be returned to the sales agent once the agreement has been terminated. The Company had $862,730 and $1,226,940 in deposits due to sales representatives outstanding at December 31, 2003 and 2002, respectively.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 11 - Minority Interest

Minority interest represents the outside shareholders' 30% ownership of the common stock of Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Note 12 - Subsequent event

On October 14, 2004, the Company and American Construction Company (referred to as "ACC") and Northwest Steel Company, a Nevada corporation, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which American Construction Company acquired General Steel, and it's 70% ownership in its subsidiary Daqiuzhuang Metal Sheet Co., Ltd in exchange for shares of ACC's common stock, of which 22,340,00 shares are a new issuance by ACC, and 7,960,000 shares are from certain shareholders of ACC, which in aggregate, constitute 96%of the total issued and outstanding shares of ACC. Under the terms of the Agreement, General Steel will remain a 100% owned subsidiary of ACC. The transaction contemplated by the Agreement was intended to be a" tax-free" reorganization pursuant to the provisions of Section 351 and368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The stockholders of General Steel, as of the closing date of the Merger, now own approximately 96% of ACC's common stock outstanding as of October 15, 2004 (excluding any additional shares issue able upon outstanding options, warrants and other securities convertible into common stock).

Note 13 - Pro Forma Consolidated Financial Statements

As set forth in Note 12 to the financial statements, the Company entered into a reverse merger with American Construction Company, a publicly held non-operational corporation, for which the Company was the acquirer for accounting purposes.

The transfer has been accounted for as a recapitalization of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the recapitalization had occurred retroactively.

The accompanying consolidated financial statements illustrate the effect of the recapitalization ("Pro Forma") on the financial position and results of operations. The consolidated balance sheet as of December 31, 2003 is based on the historical balance sheets of the Company as of that date and assumes the acquisition took place as of January 1, 2003.

Pro forma consolidated statements of income for the years ended December 31, 2003 and 2002 are based on the historical statements of operations of the Company and American Construction Company for those years and assumes the acquisition took place at the beginning of the earliest period. General Steel's year end is December 31 and the year end for American Construction is January
31. The financial information for American Construction reported in the pro forma consolidated financial statements is being report for the periods ending January 31, 2004 and 2003. The financial activities of American Construction as of January 31, 2004 and 2003 are immaterial to the financial statements of General Steel and management believes that the accompanying pro forma consolidated financial statements are not misleading to the financial statement reader.

                   AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 13 - Pro Forma Consolidated Financial Statements (continued)


The pro forma consolidated financial statements may not be indicative of the actual results of the merger. The accompanying consolidated pro forma financial information should be read in connection with the historical financial statements of the Company and American Construction Company.


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements


                  UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2003
                             -----------------------

                                     ASSETS
                                     ------
                                                                      AMERICAN        GENERAL
                                                                    CONSTRUCTION       STEEL
                                                                    ------------    ------------                         ADJUSTED
                                                                     JANUARY 31,    DECEMBER 31,      PROFORMA           PROFORMA
                                                                        2004            2003         ADJUSTMENTS          AMOUNTS
                                                                    ------------    ------------    ------------       ------------
CURRENT ASSETS:
    Cash                                                            $      3,122    $  1,606,704    $     (3,122)  2)  $  1,606,704
    Restricted cash                                                         --         2,096,370            --            2,096,370
    Cost in excess of billings on uncompleted contracts                  112,687            --          (112,687)  2)          --
    Accounts Receivable, net of allowance for doubtful
      accounts of $1,043 and $4,682 as of 2003 and 2002,
      recpectively                                                       455,641            --           455,641               --
    Note receivables                                                        --         1,188,854            --            1,188,854
    Other receivables - related parties                                     --           459,800            --              459,800
    Other receivables                                                       --           328,271            --              328,271
    Inventories                                                             --         4,801,915            --            4,801,915
    Deposit                                                               11,274            --           (11,274)  2)          --
    GST receivable                                                         2,944            --            (2,944)  2)          --
    Advances on inventory purchases - related parties                       --         1,021,824            --            1,021,824
    Advances on inventory purchases                                         --         7,831,480            --            7,831,480
    Short-term investment                                                   --            12,100            --               12,100
                                                                    ------------    ------------    ------------       ------------
      Total current assets                                               130,027      19,802,959        (130,027)        19,802,959
                                                                    ------------    ------------    ------------       ------------

PLANT AND EQUIPMENT, net                                                    --        15,064,160            --           15,064,160
                                                                    ------------    ------------    ------------       ------------

OTHER ASSETS:
    Intangible assets - land use right,
      net of accumulated amortization                                  2,564,369            --         2,564,369               --
                                                                    ------------    ------------    ------------       ------------

        Total assets                                                $    130,027    $ 37,431,488    $   (130,027)      $ 37,431,488
                                                                    ============    ============    ============       ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                $     44,960    $  1,378,484    $    (44,960)  2)  $  1,378,484
    Short term loans - bank                                                 --        13,806,100            --           13,806,100
    Short term notes payable                                                --         6,709,450            --            6,709,450
    Other payables - related party                                        14,667            --           (14,667)  2)          --
    Accrued liabilities                                                     --           268,964            --              268,964
    Customer deposits                                                     59,493         914,160         (59,493)  2)       914,160
    Deposits due to sales representatives                                   --           862,730            --              862,730
    Due to affiliate                                                      35,826            --           (35,826)  2)          --
    Taxes payable                                                           --         1,655,842            --            1,655,842
                                                                    ------------    ------------    ------------       ------------
      Total current liabilities                                          154,946      25,595,730        (154,946)        25,595,730
                                                                    ------------    ------------    ------------       ------------

MINORITY INTEREST                                                           --         3,550,728            --            3,550,728
                                                                    ------------    ------------    ------------       ------------
SHAREHOLDERS' EQUITY:
    Common stock, $0.001 par value, 75,000,000 shares authorized,
      31,550,000 shares issued and outstanding                              --              --            10,000   1)        10,000
    Common stock, $1.00 par value, 50,000 shares authorized,
      10,000 shares issued and outstanding                                 9,175          10,000         (19,175)  1)          --
    Paid-in-capital                                                         --         6,892,258            --            6,892,258
    Stock receivable                                                        --           (10,000)           --              (10,000)
    Retained earnings                                                    (34,094)      1,392,772          34,094   2)     1,392,772
                                                                    ------------    ------------    ------------       ------------
      Total shareholders' equity                                         (24,919)      8,285,030          24,919          8,285,030
                                                                    ------------    ------------    ------------       ------------
        Total liabilities and shareholders' equity                  $    130,027    $ 37,431,488    $   (130,027)      $ 37,431,488
                                                                    ============    ============    ============       ============

1)   Stock issued and recapitalization of company due to merger agreement
2) Assets and liabilities of subsidiary of American Construction sold to ex-shareholder in exchange for cancellation of stock


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements (continued)

                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      ------------------------------------

                                                         AMERICAN         GENERAL
                                                       CONSTRUCTION        STEEL
                                                       ------------    ------------                     ADJUSTED
                                                        JANUARY 31,    DECEMBER 31,     PROFORMA        PROFORMA
                                                           2004            2003        ADJUSTMENTS       AMOUNTS
                                                       ------------    ------------   ------------    ------------
SALES REVENUE                                          $     59,002    $ 56,482,398   $    (59,002)   $ 56,482,398

COST OF SALES                                                36,175      52,804,197        (36,175)     52,804,197
                                                       ------------    ------------   ------------    ------------

GROSS PROFIT                                                 22,827       3,678,201        (22,827)      3,678,201

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES                51,923       1,532,033        (51,923)      1,532,033
                                                       ------------    ------------   ------------    ------------

INCOME FROM OPERATIONS                                      (29,096)      2,146,168         29,096       2,146,168

OTHER INCOME (EXPENSES), NET                                   --           179,396           --           179,396
                                                       ------------    ------------   ------------    ------------

INCOME BEFORE MINORITY INTEREST                             (29,096)      2,325,564         29,096       2,325,564

MINORITY INTEREST IN NET INCOME                                --           767,431           --           767,431
                                                       ------------    ------------   ------------    ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES                (29,096)      1,558,133         29,096       1,558,133

PROVISION FOR INCOME TAXES                                     --           467,440           --           467,440
                                                       ------------    ------------   ------------    ------------

NET INCOME                                                  (29,096)      1,090,693         29,096       1,090,693

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                    --              --             --              --
                                                       ------------    ------------   ------------    ------------

COMPREHENSIVE INCOME                                   $    (29,096)   $  1,090,693   $     29,096    $  1,090,693
                                                       ============    ============   ============    ============

Weighted average number of common shares outstanding                                    31,250,000      31,250,000
                                                                                      ============    ============

Earnings per share - basic and diluted                                                                $       0.03
                                                                                                      ============


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements (continued)

                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                      ------------------------------------

                                                         AMERICAN        GENERAL
                                                       CONSTRUCTION       STEEL
                                                       ------------    -----------                 ADJUSTED
                                                        JANUARY 31,    DECEMBER 31,      PROFORMA       PROFORMA
                                                           2003            2002         ADJUSTMENTS      AMOUNTS
                                                       ------------    ------------    ------------   ------------
SALES REVENUE                                          $    199,783    $ 44,468,081    $       --     $ 44,667,864

COST OF SALES                                               166,625      41,327,984            --       41,494,609
                                                       ------------    ------------    ------------   ------------

GROSS PROFIT                                                 33,158       3,140,097            --        3,173,255

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES                38,156       1,539,325            --        1,577,481
                                                       ------------    ------------    ------------   ------------

INCOME FROM OPERATIONS                                       (4,998)      1,600,772       1,595,774

OTHER INCOME (EXPENSES), NET                                   --          (611,203)           --         (611,203)
                                                       ------------    ------------    ------------   ------------

INCOME BEFORE MINORITY INTEREST                              (4,998)        989,569         984,571

MINORITY INTEREST IN NET INCOME                                --           195,718            --          195,718
                                                       ------------    ------------    ------------   ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES                 (4,998)        793,851         788,853

PROVISION FOR INCOME TAXES                                     --           337,178            --          337,178
                                                       ------------    ------------    ------------   ------------

NET INCOME                                                   (4,998)        456,673         451,675

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                    --              --              --             --
                                                       ------------    ------------    ------------   ------------

COMPREHENSIVE INCOME                                   $     (4,998)   $    456,673    $       --     $    451,675
                                                       ============    ============    ============   ============

Weighted average number of common shares outstanding
                                                                                         31,250,000     31,250,000
                                                                                       ============   ============

Earnings per share - basic and diluted                                                                $       0.01
                                                                                                      ============


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 30, 2004 AND DECEMBER 31, 2003

                                     ASSETS
                                     ------
                                                                            Septermber 30,     December 31,
                                                                                 2004              2003
                                                                            --------------    --------------
                                                                              (Unaudited)        (Audited)
                                                                            --------------    --------------
CURRENT ASSETS:
    Cash                                                                    $    3,589,221    $    1,606,704
    Restricted cash                                                              2,506,504         2,096,370
    Accounts receivable, net of allowance for doubtful accounts of $1,371
      and $1,043 as of September 30, 2004 and December 31, 2003                    297,438           455,641
    Notes receivables                                                              153,912         1,188,854
    Other receivables                                                              829,346           328,271
    Other receivables - related parties                                          1,529,403           459,800
    Inventories                                                                  8,586,841         4,801,915
    Advances on inventory purchases - related parties                                 --           1,021,824
    Advances on inventory purchases                                             15,818,819         7,831,480
    Short-term investment                                                           36,300            12,100
                                                                            --------------    --------------
      Total current assets                                                      33,347,784        19,802,959
                                                                            --------------    --------------

PLANT AND EQUIPMENT, net                                                        14,326,475        15,064,160
                                                                            --------------    --------------

OTHER ASSETS:
    Intangible assets - land use right, net of accumulated amortization          2,349,505         2,564,369
                                                                            --------------    --------------

        Total assets                                                        $   50,023,764    $   37,431,488
                                                                            ==============    ==============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                                        $      247,016    $    1,378,484
    Short term loans - bank                                                     25,809,300        13,806,100
    Short term notes payable                                                     4,380,200         6,709,450
    Other payables                                                                 693,106           208,308
    Other payable - related party                                                  990,000
    Accrued liabilities                                                            188,529            60,656
    Customer deposits                                                            2,070,078           914,160
    Deposits due to sales representatives                                          866,360           862,730
    Taxes payable                                                                1,679,995         1,655,842
                                                                            --------------    --------------
      Total current liabilities                                                 36,924,584        25,595,730
                                                                            --------------    --------------

MINORITY INTEREST                                                                3,926,755         3,550,728
                                                                            --------------    --------------

SHAREHOLDERS' EQUITY:
    Common Stock, $1.00 par value, 500,000 shares authorized,
      10,000 shares issued and outstanding                                          10,000            10,000
    Paid-in-capital                                                              6,892,258         6,892,258
    Retained earnings                                                            2,270,167         1,392,772
    Stock receivable                                                                  --             (10,000)
                                                                            --------------    --------------
      Total shareholders' equity                                                 9,172,425         8,285,030
                                                                            --------------    --------------
        Total liabilities and shareholders' equity                          $   50,023,764    $   37,431,488
                                                                            ==============    ==============


The accompanying notes are an integral part of this statement.

                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

        CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003



                                                        2004            2003
                                                    ------------    ------------
                                                     (Unaudited)     (Unaudited)
                                                    ------------    ------------
SALES REVENUE                                       $ 58,280,868    $ 41,244,150

COST OF SALES                                         52,984,213      39,388,376
                                                    ------------    ------------

GROSS PROFIT                                           5,296,655       1,855,774

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES          1,215,449       1,431,632
                                                    ------------    ------------

INCOME FROM OPERATIONS                                 4,081,206         424,142

OTHER INCOME (EXPENSE), NET                           (2,210,426)        483,761
                                                    ------------    ------------

INCOME BEFORE PROVISION FOR INCOME TAXES               1,870,780         907,903
    AND MINORITY INTEREST

PROVISION FOR INCOME TAXES                               617,358         426,144
                                                    ------------    ------------

NET INCOME BEFORE MINORITY INTEREST                    1,253,422         481,759

LESS MINORITY INTEREST                                   376,027         144,527
                                                    ------------    ------------

NET INCOME                                               877,395         337,232

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                 --              --
                                                    ------------    ------------

COMPREHENSIVE INCOME                                $    877,395    $    337,232
                                                    ============    ============




The accompanying notes are an integral part of this statement.


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003


                                                   Number            Common          Paid-in           Statutory
                                                 of shares            stock          capital           reserves
                                              --------------    --------------    -------------    --------------
BALANCE, January 1, 2003 stated in                    10,000    $       10,000    $   6,892,258    $         --
   in accordance with acquisition agreement
   described in note 1
   Net income                                           --                --               --                --
                                              --------------    --------------    -------------    --------------
BALANCE, September 30, 2003                           10,000            10,000        6,892,258              --

   Net income                                           --                --               --                --
                                              --------------    --------------    -------------    --------------
BALANCE, December 31, 2003                            10,000            10,000    $   6,892,258    $         --

   Cash received for stock issued                       --                --               --                --
   Net income                                           --                --               --                --
                                              --------------    --------------    -------------    --------------
BALANCE, September 30, 2004                           10,000    $       10,000        6,892,258    $         --
                                              ==============    ==============    =============    ==============


                                                                                   Accumulated
                                                                                      other
                                                 Retained           Stock         comprehensive
                                                 earnings         receivable      income (loss)        Totals
                                              --------------    --------------    -------------    --------------
BALANCE, January 1, 2003 stated in            $      302,079    $      (10,000)   $        --      $    7,194,337
   in accordance with acquisition agreement
   described in note 1
   Net income                                        337,232              --               --             337,232
                                              --------------    --------------    -------------    --------------
BALANCE, September 30, 2003                          639,311           (10,000)            --           7,531,569

   Net income                                        753,461              --               --             753,461
                                              --------------    --------------    -------------    --------------
BALANCE, December 31, 2003                    $    1,392,772    $      (10,000)   $        --      $    8,285,030

   Cash received for stock issued                       --              10,000             --              10,000
   Net income                                        877,395              --               --             877,395
                                              --------------    --------------    -------------    --------------
BALANCE, September 30, 2004                   $    2,270,167    $         --      $        --           9,172,425
                                              ==============   ==============     =============    ==============














The accompanying notes are an integral part of this statement.


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003

                                                                    2004            2003
                                                                ------------    ------------
                                                                 (Unaudited)     (Unaudited)
                                                                ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                  $    877,395    $    337,232
    Adjustments to reconcile net income to cash
      provided by (used in) operating activities:
        Minority Interest                                            376,027         144,527
        Depreciation                                                 724,270         610,663
        Amortization                                                 214,864          72,600
        Loss on disposal of equipment                                 26,255
      (Increase) decrease in assets:
        Accounts receivable                                          158,203      (1,356,867)
        Other receivables                                           (501,075)     (2,107,387)
        Other receivables - related parties                       (1,069,603)      2,058,621
        Inventories                                               (3,784,926)      1,821,154
        Advances on inventory purchases - related parties          1,021,824         (37,966)
        Advances on inventory purchases                           (7,987,339)     (1,501,881)
      Increase (decrease) in liabilities:
        Accounts payable                                          (1,131,468)        988,744
        Other payables                                               705,018          64,172
        Other payable - related party                                990,000         622,534
        Accrued liabilities                                          127,873         289,806
        Customer deposit                                           1,155,918        (131,729)
        Customer deposit - related party                                --           227,255
        Deposits due to sales representatives                          3,630        (239,580)
        Taxes payable                                                 24,153         681,390
                                                                ------------    ------------
          Net cash (used in) provided by operating activities     (8,068,981)      2,543,288
                                                                ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    (Increase) decrease in notes receivable                        1,034,942        (774,279)
    Increase in short term investment                                (24,200)           --
    Purchase of equipment                                           (233,665)       (183,069)
    Cash proceeds from sale of equipment                                 605            --
    Increase in construction in progress                                --        (1,889,476)
                                                                ------------    ------------
          Net cash provided by (used in) investing activities        777,682      (2,846,824)
                                                                ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Borrowings (payments) on short term loans                     12,003,200         (24,200)
    Payments, net of borrowings on short term notes payable       (2,329,250)       (249,260)
    Cash received on stock issuance                                   10,000            --
                                                                ------------    ------------
          Net cash provided by (used in) financing activities      9,683,950        (273,460)
                                                                ------------    ------------

INCREASE (DECREASE) IN CASH                                        2,392,651        (576,996)

CASH, beginning of period                                          3,703,074       4,892,656
                                                                ------------    ------------

CASH, end of period                                             $  6,095,725    $  4,315,660
                                                                ============    ============





The accompanying notes are an integral part of this statement.

                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Background

Background
----------

American Consruction Company (referred to as the Company) was incorporated on November 28, 2003 in the territory of the British Virgin Islands. On June 22, 2004, the Company acquired 70% of Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (referred to as Daqiuzhuang Metal) was established on August 18, 2000 in Jinghai county, Tianjin city, Hebei province, the People's Republic of China (PRC). The Articles of Corporation provides for a 10 year operating term beginning on August 18, 2000 with registered capital of $ 9,583,200. The Company is a Chinese registered limited liability company with a legal structure similar to a limited liability company organized under state laws in the United States of America. Tianjin Long Yu Trading Material Co., Ltd was the majority owner with 71% of ownership interest. Tianjin Long Yu Trading Material Co., Ltd was incorporated in 2000 in Tianjin Municipality, Daqiuzhuang County; P.R.C. Mr. Yu Zuo Sheng has 66.11% of ownership interest in Tianjin Long Yu Trading Material Co., Ltd.

During January 2004, upon the board of directors' approval, Tianjin Long Yu Trading Material Co., Ltd and other minority shareholders sold their interests amounting to 70% to Yang Pu Capital Automotive Investment Limited. Yang Pu Capital Automotive Investment Limited is a Chinese registered limited liability company which is 100% indirectly owned by Mr. Yu Zuo Sheng.

On May 16, 2004, Company agreed to purchase Yang Pu's 70% equity interest in Daqiuzhuang Metal for the amount of 55.45 million RMB or approximately $6,709,450 USD. The entire purchase price will be required to be paid within one year of the new business license being issued which is June 25, 2004. Due to the common ownership by Mr. Yu Zuo Sheng in both General Steel Investment Co., Ltd and Yang Pu Capital Automotive Investment Limited, the Company's board of directors by board resolution dated May 16, 2004 has instructed Mr. Yu Zuo Sheng as the 99.9% shareholder of General Steel on behalf of the Company to remit the total purchase price to Yang Pu from his personal funds. Mr. Yu Zuo Sheng will receive no compensation for completing this transaction nor will General Steel reimburse Mr. Yu Zuo Sheng for the $6,709,450. As of September 30, 2004, Mr. Yu Zuo Sheng has paid the entire purchase price to Yang PU. Because the entities have essentially the same owner, Mr. Yu Zuo Sheng and the entities are under common control, the transfer of ownership is accounted for at historical costs under guidance of SFAS No. 141. The Company received a new business license certifying the new ownership structure as a Chinese Foreign Joint Venture on June 25, 2004.

The Company through its subsidiary Daqiuzhuang Metal principally engages in the manufacturing of hot roll carbon and silicon steel sheets which are mainly used on tractors, agricultural vehicles and in other specialty markets. The Company sells its products through both retailers and wholesalers.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies

Basis of presentation
---------------------

The consolidated financial statements of General Steel Investment Co., Ltd and subsidiary reflect the activities of its 70% owned subsidiary, Tianjin Daqiuzhuang Metal Sheet Co., Ltd. The consolidated financial statements have been presented as if the acquisition of the subsidiary occurred at the beginning of 2002 due to common management and ownership.

The consolidated financial statements generally reflect only the activities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd at its historical cost since the parent company, General Steel Investment Co., Ltd had no activities for the nine months ended September 30, 2004 and 2003, respectively.

Revenue recognition
-------------------

The Company recognizes revenue when the goods are delivered and title has passed. Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company's products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product.

Foreign currency translation
----------------------------

The reporting currency of the Company is the US dollar. The Company uses their local currency, Renminbi (RMB), as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the financial statements.

Plant and equipment, net
------------------------

Plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets with 3% residual value. The depreciation expense for the nine months ended September 30, 2004 and 2003 amounted to $724,270 and $610,663, respectively. Estimated useful lives of the assets are as follows:

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

                                                           Estimated Useful Life
                                                           ---------------------
Buildings                                                       10-30 years
Machinery and equipment                                         8-15 years
Other equipment                                                 5-18 years
Transportation Equipment                                        10-15 years


Construction in progress represents the costs incurred in connection with the construction of buildings or new additions to the Company's plant facilities. No depreciation is provided for construction in progress until such time as the assets are completed and are placed into service.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of operations. Maintenance, repairs and minor renewals are charged directly to expense as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of September 30, 2004, the Company expects these assets to be fully recoverable.

Plant and equipment consist of the following:

                                                   September 30,    December 31,
                                                        2004            2003
                                                   -------------   -------------
Buildings and improvements                         $   5,026,125   $   4,965,626
Transportation equipment                                 239,916         627,870
Machinery                                             12,063,059      11,928,408
Others                                                   280,074         252,694
                                                   -------------   -------------
              Totals                                  17,609,174      17,774,598
Less accumulated depreciation                          3,282,699       2,710,438
                                                   -------------   -------------
              Totals                               $  14,326,475   $  15,064,160
                                                   =============   =============

Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements
-----------------------------------------

During June of 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142").

FAS 141 requires use of the purchase method of accounting for all business combinations initiated after June 30, 2001, provides specific guidance on how to identify the accounting acquirer in a business combination, provides specific criteria for recognizing intangible assets apart from goodwill and requires additional financial statement disclosures regarding business combinations. The Company has adopted FAS 141 and there has not been a significant impact on the Company's present financial condition or results of operations.

FAS 142 addresses the accounting for goodwill and other intangible assets after their initial recognition. FAS 142 changes the accounting for goodwill and other intangible assets by replacing periodic amortization of the asset with an annual test of impairment of goodwill at either the reporting segment level or one level below, providing for similar accounting treatment for intangible assets deemed to have an indefinite life. Assets with finite lives will be amortized over their useful lives. FAS 142 also provides for additional financial statement disclosures about goodwill and intangible assets. The Company has adopted FAS 142 and there has not been a significant impact on the Company's present financial condition or results of operations.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("FAS 143"). FAS 143 changes the recorded amount of liabilities associated with asset retirements and requires the accretion of interest expense over the remaining life of the asset. FAS 143 also requires additional disclosure regarding asset retirement obligations. This Statement is effective for fiscal years beginning after June 15, 2002. The Company has adopted FAS 143 there has not been a significant impact on the Company's present financial condition or results of operations.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 retains the existing requirements to recognize and measure the impairment of long-lived assets to be held and used or to be disposed of by sale. However, FAS 144 changes the scope and certain measurement requirements of existing accounting guidance. FAS 144 also changes the requirements relating to reporting the effects of a disposal or discontinuation of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 "Rescission of Statements No. 4, 14 and 64, Amendment of FASB Statement No. 13 and Technical Corrections." ("FAS 145"). This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt," and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." This statement also rescinds SFAS No. 44, "Accounting for Intangible Assets of Motor Carriers."

This statement amends SFAS No. 13, "Accounting for Leases," to eliminate any inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions.

FAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (FIN 45). FIN 45 requires the recognition of certain guarantees as liabilities at fair market value and is effective for guarantees issued or modified after December 31, 2002. The Company has adopted the disclosure requirement of FIN 45 and did not have a material impact on its financial condition or results of operations of the Company.

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure". The statement allows for the Company's current method of accounting for stock options to continue. Effective for interim periods beginning after December 15, 2002, disclosure will be required for information on the fair value of stock options and the effect on earnings per share (in tabular form) for both interim and annual reports. The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In December 2003, the FASB issued  Interpretation  No. 46(R),  Consolidation  of
Variable Interest Entities, an Interpretation of ARB No. 51 (FIN No. 46(R), which requires the consolidation of certain variable interest entities, as defined. FIN No. 46(R) is effective immediately for variable interest entities created after December 31, 2003, and for all variable interest entities of the first reporting period ending after December 15, 2004; however, disclosures are required currently if a company expects to consolidate any variable interest entities. As the Company is in the process of evaluating if such variable interest entities exist and the Company does not believe that the adoption of FIN No. 46(R) will have an impact on its results of operations, financial position or cash flows.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative instruments and Hedging Activities" ("SFAS No. 149"). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003.

The adoption of this statement did not have a significant impact on the financial condition or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. FASB No. 150 requires that those instruments entered into or modified after May 31, 2002, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this statement did not have a material impact on the financial condition or results of operations of the Company.

Cash and concentration of risk
------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash (including restricted cash balances) in state-owned banks at September 30, 2004 and December 31, 2003 amounted to $6,095,725 and $3,703,074, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Restricted cash
---------------

The Company through its bank agreements is required to keep certain amounts on deposit that are subject to withdrawal restrictions and these amounts are $2,506,504 and $2,096,370 as of September 30, 2004 and December 31, 2003,
respectively.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Inventories
-----------

Inventories are stated at the lower of cost or market using the first-in first-out basis and consist of the following:


                                                   September 30,    December 31,
                                                       2004            2003
                                                   -------------   -------------
Raw materials                                      $   4,605,339   $   2,469,620
Supplies                                               1,536,176            --
Finished goods                                         2,445,326       2,332,295
                                                   -------------   -------------
      Totals                                       $   8,586,841   $   4,801,915
                                                   =============   =============


The Company reviews its inventory annually for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. As of September 30, 2004 and December 31, 2003, the Company has determined that no reserves are necessary at year end.

Financial instruments
---------------------

Statement of Financial Accounting Standards No. 107 (SFAS 107), "Disclosures about Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities and other payables to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

Accounts receivable, trade and allowance for doubtful accounts
--------------------------------------------------------------

The Company's business operations are conducted in the People's Republic of China. During the normal course of business, the Company extends unsecured credit to its customers. Accounts receivable, trade outstanding at September 30, 2004 and December 31, 2003 amounted to $298,809 and $456,684, respectively. Management reviews its accounts receivable on a regular basis to determine if the bad debt allowance is adequate at each year-end. However, the Company records a provision for accounts receivable trade which ranges from 0.3% to 1.0% of the outstanding accounts receivable balance in accordance with generally accepted accounting principles in the PRC. The allowance for doubtful accounts as of September 30, 2004 and December 31, 2003 amounted to $1,371 and $1,043, respectively.

Other receivables
-----------------

Other receivables consist of various cash advances to the Company's unrelated companies and individuals which have business relationships with the Company. These amounts are unsecured, non-interest bearing and generally are short term in nature.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 2 - Summary of significant accounting policies, (continued)

Intangible assets
-----------------

All land in the People's Republic of China is owned by the government and cannot be sold to any individual or company. However, the government grants the user a "land use right" (the Right) to use the land. The Company has acquired land use rights during years ending 2000 and 2003 for a total amount of $2,870,902. The Company has the right to use this land for 50 years. At September 30, 2004 and December 31, 2003, accumulated amortization amounted to $582,017 and $306,533. The cost of the rights is being amortized over ten years using the straight-line method.

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of September 30, 2004, the Company expects these assets to be fully recoverable.

Total amortization expense for the nine months ended September 30, 2004 and 2003 amounted to $214,864 and $72,600 respectively.

Income taxes
------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. Since the Company had no operations within the United States there is no provision for US taxes and there are no deferred tax amounts at September 30, 2004 and December 31, 2003.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.

In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies, (continued)

Income taxes (continued)
------------------------

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

Under the Income Tax Laws, the Company is generally subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriate tax adjustments, unless the enterprise is located in a specially designated region for which more favorable effective tax rates are applicable.

The provision for income taxes at September 30 consisted of the following:

                                                         2004           2003
                                                     ------------   ------------
Provision for China Income Tax                       $    561,235   $    387,404
Provision for China Local Tax                              56,123         38,740
                                                     ------------   ------------
      Total provision for income taxes               $    617,358   $    426,144
                                                     ============   ============

The following table reconciles the U.S. statutory rates to the Company's effective tax rate:

                                                        2003           2002
                                                    ------------   ------------
U.S. Statutory rates                                      34.0 %         34.0 %
Foreign income not recognized in USA                       (34.0)         (34.0)
China income taxes                                          33.0           33.0
                                                    ------------   ------------
      Totals                                              33.0 %         33.0 %
                                                    ============   ============


Value Added Tax
---------------

Enterprises  or  individuals  who  sell   commodities,   engage  in  repair  and
maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company's finished products can be used to offset the VAT due on sales of the finished product.

Note 3 - Supplemental disclosure of cash flow information

Income taxes paid amounted to $495,618 and $240,448 for the nine months ended September 30, 2004 and 2003, respectively. Interest paid amounted to $987,519 and $588,801 for the nine months ended September 30, 2004 and 2003, respectively.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 4 - Notes receivable

This amount represents trade accounts receivable due from various customers which the customers' bank has guaranteed payment of the receivable. This amount is non-interest bearing and is normally paid within three to six months. The Company has the ability to submit their request for payment to the customer's bank earlier than the scheduled payment date; however, the Company incurs interest and processing fee in such instances.

Note 5 - Advances on inventory purchases

Advances on inventory purchases including the related party purchases are monies advanced to vendors or related parties on inventory purchases.

The inventory is normally delivered within one month after the monies has been advanced. The total amount outstanding consisted of the following:

                                                   September 30,    December 31,
                                                        2004            2003
                                                   -------------   -------------
Advances on inventory purchases - related parties  $        --     $   1,021,824
                                                   =============   =============

Advances on inventory purchases                    $  15,818,819   $   7,831,480
                                                   =============   =============

Note 6 - Related party transactions

The following are related parties described in the accompanying financial statements:

Tianjin Long Yu Material Co., Ltd is a Chinese company which is 66.11% owned by our president Yu Zuo Sheng.

Tianjin Shengda Steel Co., and Shexian Shengda steel Co., are Chinese companies which are wholly owned by our president Yu Zuo Sheng through direct and indirect ownership.

Beijing Wendlar Investment Management Co. is a Chinese company which our president Yu Zuo Sheng is a majority shareholder through direct and indirect ownership.

YangPu Capital Auto Investment Co. is a Chinese company which our president Yu Zuo Sheng is majority shareholder by direct and indirect ownership.

Golden Glister Holdings Limited is incorporated in the territory of the British Virgin Islands which our president Yu Zuo Sheng is the majority shareholder.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 6 - Related party transactions, (continued)

The Company has loaned monies to the following related party companies. These loans bear no interest and have no specific terms of repayment.

                                                   September 30,    December 31,
                                                        2004            2003
                                                   -------------   -------------
Tianjin Shengda Steel Co.                          $     278,300   $     459,800
Tianjin Long Yu Material Co., Ltd.                       355,703            --
Beijing Wendlar Investment Management Co.                423,500            --
YangPu Capital Auto Investment Co.                       471,900            --
                                                   -------------   -------------
      Totals                                       $   1,529,403   $     459,800
                                                   =============   =============


The Company has loaned monies to Tianjin Shengda Steel Co. prior to December 31, 2003 in the amount of $459,800. This loan bears no interest and has no specific terms of repayment. During 2004 Tianjin Shengda repaid $181,500 of this loan.

During 2004 the Company has loaned monies to Tianjin Long Yu Material Co., Ltd., in the amount of $355,703. This amount was paid off in October, 2004

The Company has loaned monies to Beijing Wendlar Investment Management Co. in the amount of $423,500. This amount was paid off in October, 2004

The Company has loaned monies to YangPu Capital Auto Investment Co. in the amount of $471,900. This amount was paid off in November, 2004.

The Company purchases raw materials from Shexian Shengda Steel Co. which amounted to $387,185 and $4,818,881 for the periods ending September 30, 2004 and 2003, respectively. As of September 30, 2004 and December 31, 2003, the Company has made advance payments for future inventory purchases in the amount of $0 and $1,021,824, respectively.

The Company owes Golden Glister Holdings Limited $990,000 which has been recorded as other payable - related party on the accompanying financial statement. This amount was loaned to the Company for business operations. This amount is short-term and no interest is being charged on this amount.


                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 7 - Short-term loans payable

Short term loans payable represent amounts due to various banks and are due on demand or normally within one year. These loans can be renewed with the banks.
At September 30, the loans consisted of the following:

                                                                     September 30,    December 31,
                                                                          2004            2003
                                                                     -------------   -------------
Loan from China Bank, JingHai Branch, due August 15, 2005
  and August 17, 2004, respectively. Quarterly interest
  only payment, annual interest rates of 6.372%,
  secured by equipment                                               $     350,900   $     350,900

Loan from China Bank, JingHai Branch, due August 11, 2005
  and August 6, 2004, respectively. Quarterly interest
  only payment, annual interest rates of 6.372%,
  secured by equipment                                                     834,900         834,900

Loan from Agriculture Bank, DaQiuZhuang Branch, due
  November 13, 2004. Quarterly interest only payment,
  annual interest rate of 6.71184%, guranteed by Tianjin
  Shengda Steel Co., a related party                                       726,000         726,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due
  October 21, 2004. Quarterly interest only payment,
  annual interest rate of 6.62688%, secured by land
  use right and buildings                                                2,783,000       2,783,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due
  Feberbury 13, 2005. Quarterly interest only payment,
  annual interest rate of 6.56316%, guranteed by Tianjin
  Shengda Steel Co., a related party                                     2,420,000            --

Loan from Agriculture Bank, DaQiuZhuang Branch, due July
  16, 2005 and July 25, 2004, respectively. Quarterly
  interest only payment, annual interest rate of 6.75432%
  and 6.71184% respectively, guranteed by Tianjin
  Shengda Steel Co., a related party                                       484,000         484,000

Loan from Agriculture Bank, DaQiuZhuang Branch, due March
  22, 2005 and March 24, 2004, respectively. Quarterly
  interest only payment, annual interest rates of 6.64812%
  and 6.62683%, respectively, secured by equipment                       1,210,000       1,210,000

Loan from Agriculture Bank of China, DaQiuZhuang Branch, due
  May 14, 2005 and May 19, 2004, respectively. Quarterly
  interest only payment, annual interest rate of 6.64812% and
  6.62688% respectively, secured by equipment                            3,025,000       3,025,000

Loan from Construction Bank of China, JinHai Branch, due August
  22, 2005 and August 20, 2004, respectively. Monthly
  interest only payment, annual interest rates of 6.225%
  and 5.433%, respectively, secured by properties                        1,089,000       1,185,800



                                       16

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 7 - Short term loans payable (continued)

The loans consisted of the following, continued:

                                                                     September 30,    December 31,
                                                                          2004            2003
                                                                     -------------   -------------
Loan from ShangHai PuFa Bank, due March 3, 2005 and
  November 8, 2004, respectively. Monthly interest only
  payment, annual interest rate of 4.8675%, guranteed by
  TianJing ShengDa Steel Co., a related party                            1,210,000       2,420,000

Loan from ShangHai PuFa Bank, due January 15, 2005. Monthly
  interest only payment, annual interest rate of 5.31%,
  guranteed by TianJing ShengDa Steel Co., a related party               2,420,000            --

Loan from ShangHai PuFa Bank, due July 15, 2005. Monthly
  interest only payment, annual interest rate of 5.31%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,210,000            --

Loan from ShangHai PuFa Bank, due August 9, 2005. Monthly
  interest only payment, annual interest rate of 5.31%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,210,000            --

Loan from Construction Bank of China, due November 11, 2004
  Quarterly interest only payment, annual interest rate of 6.371%,
  guranteed by TianJing ShengDa Steel Co., a related party                 786,500         786,500

Loan from China Merchants Bank, due June 15, 2005.  Quarterly interest only payment, annual interest rate of 5.0445%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,815,000            --

Loan from China Merchants Bank, due June 16, 2005.  Quarterly interest only payment, annual interest rate of 5.0445%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,210,000            --

Loan from China Merchants Bank, due June 17, 2005.  Quarterly interest only payment, annual interest rate of 5.0445%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,815,000            --

Loan from China Merchants Bank, due August 16, 2005.  Quarterly interest only payment, annual interest rate of 5.0445%,
  guranteed by TianJing ShengDa Steel Co., a related party               1,210,000            --
                                                                     -------------   -------------
                    Totals                                           $  25,809,300   $  13,806,100
                                                                     =============   =============


                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 8 - Short term notes payable

Short term notes payable consisted of the following:

                                                        September 30,    December 31,
                                                            2004            2003
                                                        -------------   -------------
China Bank, JingHai Branch, various amounts
  due dates ranging between February and June 2004,
  restricted cash required ranging from 40% to 50% of
  loan amount, secured by land and buildings            $        --     $   2,662,000

Farmer's Bank, various amounts due
  dates ranging between January to July 2004,
  restricted cash required of 50% of loan amount
  guaranteed by the Company                                      --         1,603,250

Daqiuzhuang Industrial and Commercial Bank,
  vauious amounts due
  dates ranging between April and June 2004,
  restricted cash required of 30% of loan amount,
  guaranteed by the Company                                      --           629,200

ShangHai PuFa Bank, due February 2004
  restricted cash required of 30% of loan balance,
  guaranteed by the Company                                      --         1,815,000

China Bank, JingHai Branch, various amounts
  due dates ranging between October 2004 and
  March 2005, restricted cash required of 50% of
  loan amount, secured by land and buildings                1,694,000            --

Farmer's Bank, various amounts due dates ranging
  between October 2004 and March 2005, restricted
  cash required ranging from 50% to 100% of loan
  amount, guaranteed by the Company                         2,057,000            --

Daqiuzhuang Industrial and Commercial Bank, various
  amounts due dates ranging between October and
  December 2004, restricted cash required of 30% of
  loan amount, secured by the Company                         629,200            --
                                                        -------------   -------------
          Totals                                        $   4,380,200   $   6,709,450
                                                        =============   =============


Total interest expense for the nine months ending September 30, 2004 and 2003 on all debt amounted to $972,451 and $584,896, respectively.

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS



Note 9 - Customer deposits

The Company normally requires all customers to pay the Company the full amount of their purchases in advance when the customers submit their orders. The products are normally shipped within six months after receipt of the advance payment and the related sale is recognized in accordance with the Company's revenue recognition policy. As of September 30, 2004 and December 31, 2003, customer deposits amounted to $2,070,078 and $914,160, respectively.

Note 10- Deposits due to sales representatives

The Company has entered into agreements with various entities to act as the Company's exclusive sales agent in a specified area. These exclusive sales agents must meet certain criteria and are required to deposit a certain amount of money with the Company. In return the sales agents receive exclusive sales rights to a specified area and reduced prices on products they order. These deposits bear no interest and are required to be returned to the sales agent once the agreement has been terminated. The Company had $866,360 and $862,730 in deposits due to sales representatives outstanding at September 30, 2004 and December 31, 2003, respectively.

Note 11 - Minority Interest

Minority interest represents the outside shareholders' 30% ownership of Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Note 12 - Subsequent event

On October 14, 2004, the Company and American Construction Company (referred to as "ACC") and Northwest Steel Company, a Nevada corporation, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which American Construction Company acquired General Steel, and it's 70% ownership in its subsidiary Daqiuzhuang Metal Sheet Co., Ltd in exchange for shares of ACC's common stock, of which 22,340,00 shares are a new issuance by ACC, and 7,960,000 shares are from certain shareholders of ACC, which in aggregate, constitute 96% of the total issued and outstanding shares of ACC. Under the terms of the Agreement, General Steel will remain a 100% owned subsidiary of ACC. The transaction contemplated by the Agreement was intended to be a" tax-free" reorganization pursuant to the provisions of Section 351 and368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. The stockholders of General Steel, as of the closing date of the Merger, now own approximately 96% of ACC's common stock outstanding as of October 15, 2004 (excluding any additional shares issue able upon outstanding options, warrants and other securities convertible into common stock).

                          AMERICAN CONSTRUCTION COMPANY
                                  AND SUBSIDARY

                          NOTES TO FINANCIAL STATEMENTS


Note 13 - Pro Forma Consolidated Financial Statements

As set forth in Note 12 to the financial statements, the Company entered into a reverse merger with American Construction Company, a publicly held non-operational corporation, for which the Company was the acquirer for accounting purposes. The transfer has been accounted for as a recapitalization of entities under common control as the companies were beneficially owned by identical shareholders and share common management. The financial statements have been prepared as if the recapitalization had occurred retroactively.

The accompanying consolidated financial statements illustrate the effect of the recapitalization ("Pro Forma") on the financial position and results of operations. The consolidated balance sheet as of September 30, 2004 is based on the historical balance sheets of the Company as of that date and assumes the acquisition took place as of January 1, 2004.

Pro forma consolidated statements of income for the nine months ended September 30, 2004 and 2003 are based on the historical statements of operations of the Company and American Construction Company for those years and assumes the acquisition took place at the beginning of the earliest period. General Steel's year end is December 31 and the year end for American Construction is January
31. The financial information for American Construction reported in the pro forma consolidated financial statements is being report for the periods ending September 30, 2004 and October 31, 2003. The financial activities of American Construction as of September 30, 2004 and October 31, 2003 are immaterial to the financial statements of General Steel and management believes that the accompanying pro forma consolidated financial statements are not misleading to the financial statement reader.

The pro forma consolidated financial statements may not be indicative of the actual results of the merger. The accompanying consolidated pro forma financial information should be read in connection with the historical financial statements of the Company and American Construction Company.



                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements


                 UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
                            AS OF SEPTEMBER 30, 2004


                                     ASSETS
                                     ------
                                                                                                                          ADJUSTED
                                                                      AMERICAN        GENERAL        PROFORMA             PROFORMA
                                                                    CONSTRUCTION       STEEL        ADJUSTMENTS            AMOUNTS
                                                                    ------------    ------------   ------------         ------------
CURRENT ASSETS:
    Cash                                                            $      6,923    $  3,589,221   $     (6,923) 2)     $  3,589,221
    Restricted cash                                                         --         2,506,504           --              2,506,504
    Costs in excess of billings on uncompleted contracts                 173,770            --         (173,770) 2)             --
    Accounts receivable, net of allowance for doubtful accounts of $1,371 and $1,043 as of September 30, 2004 and
       December 31, 2003                                                 297,438            --          297,438                 --
    Note receivables                                                        --           153,912           --                153,912
    Other receivables                                                       --           829,346           --                829,346
    Other receivables - related parties                                1,529,403            --        1,529,403
    Inventories                                                             --         8,586,841           --              8,586,841
    GST receivable                                                         7,922            --           (7,922) 2)             --
    Advances on inventory purchases                                         --        15,818,819           --             15,818,819
    Short-term investment                                                   --            36,300           --                 36,300
                                                                    ------------    ------------   ------------         ------------
      Total current assets                                               188,615      33,347,784       (188,615)          33,347,784

PLANT AND EQUIPMENT, net                                                    --        14,326,475           --             14,326,475
                                                                    ------------    ------------   ------------         ------------

OTHER ASSETS:
                                                                    ------------    ------------   ------------         ------------

    Intangible assets - land use right, net of
      accumulated amortization                                         2,349,505            --        2,349,505                 --
                                                                    ------------    ------------   ------------         ------------

        Total assets                                                $    188,615    $ 50,023,764   $   (188,615)        $ 50,023,764
                                                                    ============    ============   ============         ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY


CURRENT LIABILITIES:
    Accounts payable                                                $     30,130    $    247,016   $    (30,130) 2)     $    247,016
    Short term loans - bank                                                 --        25,809,300           --             25,809,300
    Short term notes payable                                                --         4,380,200           --              4,380,200
    Other payables                                                          --           693,106           --                693,106
    Other payable - related party                                         37,547         990,000        (37,547) 2)          990,000
    Accrued liabilities                                                     --           188,529           --                188,529
    Customer deposits                                                       --         2,070,078           --              2,070,078
    Deposits due to sales representatives                                   --           866,360           --                866,360
    Due to affiliate                                                     160,222            --         (160,222) 2)             --
    Taxes payable                                                           --         1,679,995           --              1,679,995
                                                                    ------------    ------------   ------------         ------------
      Total current liabilities                                          227,899      36,924,584       (227,899)          36,924,584
                                                                    ------------    ------------   ------------         ------------

MINORITY INTEREST                                                           --         3,926,755           --              3,926,755
                                                                    ------------    ------------   ------------         ------------

SHAREHOLDERS' EQUITY:
    Common stock, $0.001 par value, 75,000,000 shares authorized,
      31,550,000 shares issued and outstanding                              --              --           10,000  1)           10,000
    Common Stock, $1.00 par value, 500,000 shares authorized,
      10,000 shares issued and outstanding                                 9,350          10,000        (19,350) 1)             --
    Paid-in-capital                                                         --         6,892,258           --              6,892,258
    Retained earnings                                                    (48,634)      2,270,167         48,634  2)        2,270,167
                                                                    ------------    ------------   ------------         ------------
      Total shareholders' equity                                         (39,284)      9,172,425         39,284            9,172,425
                                                                    ------------    ------------   ------------         ------------
        Total liabilities and shareholders' equity                  $    188,615    $ 50,023,764   $   (188,615)        $ 50,023,764
                                                                    ============    ============   ============         ============

1)   Stock issued and recapitalization of company due to merger agreement
2) Assets and liabilities of subsidiary of American Construction sold to ex-shareholder in exchange for cancellation of stock



                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements (continued)

                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004


                                                                                                        ADJUSTED
                                                         AMERICAN         GENERAL        PROFORMA       PROFORMA
                                                       CONSTRUCTION        STEEL        ADJUSTMENTS     AMOUNTS
                                                       ------------    ------------    ------------   ------------
SALES REVENUE                                          $     92,357    $ 58,280,868    $       --     $ 58,373,225

COST OF SALES                                                79,851      52,984,213            --       53,064,064
                                                       ------------    ------------    ------------   ------------

GROSS PROFIT                                                 12,506       5,296,655            --        5,309,161

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES                  --         1,215,449            --        1,215,449
                                                       ------------    ------------    ------------   ------------

INCOME FROM OPERATIONS                                       12,506       4,081,206            --        4,093,712

OTHER INCOME (EXPENSES), NET                                (21,655)     (2,210,426)           --       (2,232,081)
                                                       ------------    ------------    ------------   ------------

INCOME BEFORE PROVISION FOR INCOME TAX
    AND MINORITY INTEREST                                    (9,149)      1,870,780            --        1,861,631

PROVISION FOR INCOME TAXES                                     --           617,358            --          617,358
                                                       ------------    ------------    ------------   ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES                 (9,149)      1,253,422            --        1,244,273

MINORITY INTEREST                                              --           376,027            --          376,027
                                                       ------------    ------------    ------------   ------------

NET INCOME                                                   (9,149)        877,395            --          868,246

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                    --              --              --             --
                                                       ------------    ------------    ------------   ------------

COMPREHENSIVE INCOME                                   $     (9,149)   $    877,395    $       --     $    868,246
                                                       ============    ============    ============   ============

Weighted average number of common shares outstanding                                     31,250,000     31,250,000
                                                                                       ============   ============

Earnings per share - basic and diluted                                                                $       0.03
                                                                                                      ============


                  AMERICAN CONSTRUCTION COMPANY AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 13 - Pro forma consolidated financial statements (continued)

                UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003


                                                                                                       ADJUSTED
                                                         AMERICAN         GENERAL       PROFORMA       PROFORMA
                                                       CONSTRUCTION        STEEL       ADJUSTMENTS      AMOUNTS
                                                       ------------    ------------   ------------   ------------
SALES REVENUE                                          $     51,694    $ 41,244,150           --     $ 41,295,844

COST OF SALES                                                34,450      39,388,376           --       39,422,826
                                                       ------------    ------------   ------------   ------------

GROSS PROFIT                                                 17,244       1,855,774           --        1,873,018

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES                20,110       1,431,632           --        1,451,742
                                                       ------------    ------------   ------------   ------------

INCOME FROM OPERATIONS                                       (2,866)        424,142           --          421,276

OTHER INCOME (EXPENSES), NET                                   --           483,761           --          483,761
                                                       ------------    ------------   ------------   ------------

INCOME BEFORE PROVISION FOR INCOME TAX
    AND MINORITY INTEREST                                    (2,866)        907,903           --          905,037

PROVISION FOR INCOME TAXES                                    4,895         426,144           --          431,039
                                                       ------------    ------------   ------------   ------------

NET INCOME BEFORE PROVISION FOR INCOME TAXES                 (7,761)        481,759           --          473,998

MINORITY INTEREST                                              --           144,527           --          144,527
                                                       ------------    ------------   ------------   ------------

NET INCOME                                                   (7,761)        337,232        329,471

OTHER COMPREHENSIVE INCOME (LOSS):
    Foreign currency translation adjustment                    --              --             --             --
                                                       ------------    ------------   ------------   ------------

COMPREHENSIVE INCOME                                   $     (7,761)   $    337,232   $       --     $    329,471
                                                       ============    ============   ============   ============

Weighted average number of common shares outstanding
                                                                                        31,250,000     31,250,000
                                                                                      ============   ============

Earnings per share - basic and diluted                                                               $       0.01
                                                                                                     ============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMERICAN CONSTRUCTION COMPANY
                                           (Registrant)


Date:  December 28, 2004                    /s/ Zuosheng Yu
                                           -------------------------------------
                                           Zuosheng Yu
                                           Chief Executive Officer and President